Exhibit 99.1

Exhibit 99.1

BancAnalysts Association of Boston Conference

EXTENDING THE ADVANTAGE

Andrew Cecere

Vice Chairman, Chief Financial Officer

November 6, 2014

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Forward-looking Statements and Additional Information

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:

This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current moderate economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.

For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on

Form 10-K for the year ended December 31, 2013, on file with the Securities and Exchange Commission, including the sections entitled

“Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

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Agenda

Overview

Financial Management

Capital Management

Deposit Growth

4Q14 Update

Long-term Goals

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U.S. Bancorp Dimensions

3Q14 Dimensions

Asset Size $391 billion

Deposits $273 billion

Loans $246 billion

Customers 17.9 million

NYSE Traded USB

Market Capitalization* $76 billion

Founded 1863

Bank Branches 3,177

ATMs 5,026

*	As of 10/31/14
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Industry Positions

Assets Deposits Market Value

U.S. U.S. U.S.

Rank Company $ Billions Rank Company $ Billions Rank Company $ Billions

1	J.P. Morgan $2,527 1 J.P. Morgan $1,335 1 Wells Fargo $277
2	Bank of America 2,124 2 Wells Fargo 1,131 2 J.P. Morgan 227
3	Citigroup 1,883 3 Bank of America 1,112 3 Bank of America 180
4	Wells Fargo 1,637 4 Citigroup 943 4 Citigroup 162
5	U.S. Bancorp 391 5 U.S. Bancorp 273 5 U.S. Bancorp 76
6	PNC 334 6 PNC 226 6 PNC 46
7	BB&T 187 7 SunTrust 137 7 BB&T 27
8	SunTrust 187 8 BB&T 131 8 SunTrust 21

9 Fifth Third 134 9 Fifth Third 97 9 Fifth Third 17

10 Regions 119 10 Regions 94 10 Regions 14

Source: company reports, SNL and FactSet

Assets and deposits as of 9/30/14, market value as of 10/31/14

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Agenda

Overview

Financial Management

Capital Management

Deposit Growth

4Q14 Update

Long-term Goals

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Diversified Business Mix

Revenue Mix

By Business Line

Payment Services

30%

Wealth Mgmt and

Securities Services

10%

Wholesale Consumer and

Banking and Small Business

Commercial Banking

Real Estate 42%

18%

Fee Income / Total Revenue

55%

50%

46% 46% 46%

45% 45%

45%

40%

35%

2010 2011 2012 2013 3Q14 YTD

55% 45%

3Q14 YTD, taxable-equivalent basis, excluding securities gains (losses) net; 2Q14 fee income excludes $214 million gain on sale of Visa Class B common stock Revenue percentages exclude Treasury and Corporate Support, see Appendix for calculation

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Peer Banks


U.S. Bancorp
Wells Fargo
J.P. Morgan
KeyCorp
PNC
Fifth Third
BBT
Bank of America
SunTrust
Regions

Peer Bank Ticker Symbols

BAC	Bank of America	PNC	PNC
BBT	BB&T	RF	Regions
FITB	Fifth Third	STI	SunTrust
JPM	J.P. Morgan	USB	U.S. Bancorp
KEY	KeyCorp	WFC	Wells Fargo

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Industry Leading Returns

3Q14

1.51%

1.40%

1.25% 1.25% 1.19%

1.09% 1.02%

0.91% 0.90%

0.03%

USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9

14.5%

13.1%

10.5%

9.7% 9.6% 9.5% 9.2%

7.9% 7.5%

NA

USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9

94.0%

70.5%

57.8% 60.6% 61.7% 62.3% 63.1% 64.5% 66.9%

52.4%

USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9

Return on Average Assets

Return on Average Common Equity

Efficiency Ratio

Full Year 2013

1.65%

1.51% 1.48%

1.38%

1.02% 0.95% 0.93%

0.78% 0.75%

0.53%

USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9

15.8%

13.9% 13.2%

10.9%

8.9% 8.4% 8.1%

7.2% 6.4%

4.6%

USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9

78.2%

67.0% 68.5% 71.8% 72.9%

57.7% 58.5% 60.5% 60.9%

52.4%

USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9

Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC

Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses), net

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Efficient Expense Platform

2013 Efficiency Ratio

78.2%

71.8% 72.9%

67.0% 68.5%

60.5% 60.9%

57.7% 58.5%

52.4%

USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9

Source of Competitive Advantage

Single processing platforms

Full consolidation of acquisitions

Operating scale in all significant businesses Business line monthly review process

Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC

Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses), net

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Loan Growth

Prior 5 Years

Average Balances

Year-Over-Year Growth

12.2% 3.9% 4.4% 6.9% 5.6%

$260,000

227,474

$220,000 215,374

201,427

193,022

185,805

$180,000

$140,000

$100,000

2009 2010 2011 2012 2013

Prior 5 Quarters

Average Balances

Year-Over-Year Growth

5.7% 5.7% 6.0% 6.8% 6.3%

$260,000

$245,000 243,867

240,480

235,859

232,791

229,362

$230,000

$215,000

$200,000

3Q13 4Q13 1Q14 2Q14 3Q14

$ in millions

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Revenue Growth

Prior 5 Years

Year-Over-Year Change

13.6% 8.9% 5.3% 6.2% (3.4%)

$22,000

20,288

19,602

19,108

$19,000

18,148

16,668

$16,000

$13,000

$10,000

2009 2010 2011 2012 2013

Prior 5 Quarters

Year-Over-Year Change

(5.6%) (4.4%) (1.2%) 4.9% 2.0%

$5,500

5,188

214* 4,990

$5,000 4,891 4,889

4,814 4,974

$4,500

$4,000

$3,500

3Q13 4Q13 1Q14 2Q14 3Q14

$ in millions, taxable equivalent basis

*	Gain on sale of Visa Inc. Class B common stock

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Credit Quality

Net Charge-offs

$520 3.00%

$390 2.25%

341 349 336

328

312

$260 1.50%

$130 0.57% 0.53% 0.59% 0.58% 0.55% 0.75%

$0 0.00%

3Q13 4Q13 1Q14 2Q14 3Q14

Net Charge-offs (Left Scale) NCOs to Avg Loans (Right Scale)

Reserve Release / Net Income

(Prior 5 quarters)

60.0%

50.7%

45.0%

31.3%

30.0%

19.6%

16.0% 16.7%

15.0%

9.8%

8.0%

6.1% 6.8%

2.1%

0.0%

USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9

$ in millions

Source: company reports; reserve release is calculated as net charge-offs less provision for credit losses over the five-quarter period

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Top of Class Debt Ratings

Peer Debt Ratings

	Moody's		S&P		Fitch		DBRS	
	Rating	Outlook	Rating	Outlook	Rating	Outlook	Rating	Outlook
USB	A1	s	A+	s	AA-	s	AA	s
WFC	A2	s	A+	on	AA-	s	AA	s
BBT	A2	s	A-	s	A+	s	A (high)	s
JPM	A3	s	A	on	A+	s	A (high)	s
PNC	A3	s	A-	s	A+	s	A (high)	s
FITB	Baa1	s	BBB+	s	A	s	A (low)	s
BAC	Baa2	s	A-	on	A	on	A (low)	s
KEY	Baa1	s	BBB+	s	A-	s	BBB (high)	s
STI	Baa1	s	BBB+	s	BBB+	op	A (low)	s
RF	Ba1	op	BBB-	op	BBB	s	BBB	s

op=outlook positive
on=outlook negative
s=outlook stable
wn=watch negative
wp=watch positive

Advantages

- Flight to quality
- Funding advantage

Debt ratings: holding company as of October 31, 2014

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Agenda

Overview

Financial Management

Capital Management

Deposit Growth

4Q14 Update

Long-term Goals

EXTENDING THE ADVANTAGE

Capital Management

Capital Requirement

9.0%*

8.0%

0.5% Volatility Buffer

0.5% Potential

D-SIFI Buffer

Capital

2.5% Conservation

Buffer

Minimum

4.5% Capital

Requirement

Common Equity Tier 1 USB 3Q14

Basel III Target Reported

Earnings Distribution Target

Reinvest and Share

Dividends

Acquisitions Repurchases

20—40% 30—40% 30—40%

Hypothetical Earnings Distribution Example

Dividends 30% Reinvestment 30%

Share Repurchases 40% Assumed ROTCE 20%

Discretionary Distributions 70% Balance Sheet Growth 6%

*	Based on the final rules for the Basel III fully implemented standardized approach

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Capital Distributions

Quarterly dividend increased 6.5% to $0.245 per share

One-year authorization to repurchase up to $2.3 billion of outstanding stock effective April 1, 2014 Returned 78% of earnings to shareholders during 3Q14

Payout Ratio

100%

75% 71% 74%

62%

50% 42% 43%

35%

32%

25% 12%

11% 27% 29% 31%

20%

11%

0%

2010 2011 2012 2013 3Q14 YTD

Dividends Share Repurchases

EXTENDING THE ADVANTAGE

Prudent Acquisition Strategy


Payment Services
Wealth Mgmt and Securities Services
Wholesale Banking and Commercial Real Estate
Consumer and Small Business Banking

Payments

- **Collective Point of Sale Solutions Ltd**
- FSV Payment Systems
- TransCard's heavy truck fuel card network
- Financial institutions credit card portfolio of FIA Card Services
- Merchant processing portfolio of Santander-Mexico
- Merchant processing portfolio of Citizens National Bank
- Credit card portfolios from Citi
- Merchant processing portfolio of MB Financial Bank
- Credit card portfolio of Town North Bank
- Southern DataComm
- Numerous small portfolios
- Joint ventures:
  - Spain merchant services joint venture with Banco Santander
  - Brazil merchant services company

Divestitures

- Divestiture of FAF Advisors long-term asset management business

Consumer and Wholesale

- **Chicago banking operations of RBS Citizens Financial Group**
- Banking operations of BankEast (Knoxville, TN)
- Banking operations of First Community Bank (NM)
- Banking subsidiaries of FBOP Corporation
- BB&T's Nevada banking operations
- First Bank of Idaho
- Downey Savings & Loan Association
- PFF Bank & Trust
- Mellon 1st Business Bank

Trust Businesses

- **Document custodian business of Ally Bank**
- **Quintillion Limited**
- **U.S. municipal bond trustee business of Deutsche Bank**
- AIS Fund Administration
- Institutional trust business of Union Bank
- Indiana corporate trust business of UMB Bank
- Bank of America's securitization trust administration business
- Corporate trust administration business of F.N.B. Corporation
- Corporate trust business of AmeriServ Financial
- Bond trustee business of First Citizens Bank
- Mutual fund servicing division of Fiduciary Management, Inc

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Agenda

Overview

Financial Management

Capital Management Deposit Growth

4Q14 Update

Long-term Goals

EXTENDING THE ADVANTAGE

Branch Distribution

#4 branch network in U.S. with 25 contiguous state distribution footprint

#1 in-store and on-site branch network

3Q14 Branches

Metro traditional offices

Community traditional offices

In-Store and On-Site offices

3,177 U.S. Bank branch offices

5,026 U.S. Bank branded ATMs

Source: SNL

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Mobile Banking

2.7 million active customers

Mobile is now the second most frequently accessed channel at U.S. Bank

Increasing customer acceptance of “photo banking” services

USB Active Mobile Customers

4.0

3.0 2.7

2.2

2.0 1.7

Millions 1.4

1.0

0.2

0.0

2010 2011 2012 2013 3Q14

U.S. Bank ties for top spot in Forrester Research, Inc.‘s 2014 U.S. Mobile Banking Functionality Benchmark

U.S. Bank ranked #2 in the 2014 Q3

Mobile Banker Scorecard

U.S. Bank presented the 2013 Bank

Innovation Award

Richard Davis named the Most Innovative CEO in Banking

U.S. Bank named “Mobile Bank of the Year in 2013”

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Deposit Growth

Prior 5 Quarters

Average Balances

Year-Over-Year Growth

5.5% 5.4% 5.1% 6.0% 7.4%

$280,000

271,008

$265,000 262,351

256,906 257,479

252,368

$250,000

$235,000

$220,000

3Q13 4Q13 1Q14 2Q14 3Q14

$ in millions

Increased market share

Top 5 market share in 17 states

Flight to quality

Top of class debt ratings

Targeted acquisitions

Chicago-area branch banking franchise of RBS Citizens

Corporate Trust expansion

Corporate Trust deposits ~ $40B

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Net Interest Income Simulation

Sensitivity of Net Interest Income

2.50%

2.00% 1.75% 1.72% 1.75%

1.45% 1.53%

1.50%

1.00% 1.21% 1.31% 1.30%

1.12% 1.07%

0.50%

3Q13 4Q13 1Q14 2Q14 3Q14

Up 50 bps Immediate Up 200 bps Gradual

Deposit Growth

Change

Average Deposits ($ B) 3Q09 3Q14 (Annualized)

Noninterest-bearing $ 37.0 $ 74.1 14.9%

Total Savings 85.4 155.3 12.7%

Time 44.0 41.6 -1.1%

Total Deposits $ 166.4 $ 271.0 10.3%

The Company uses net interest income simulation analysis for measuring and analyzing consolidated interest rate risk

The Company runs 28 interest rate risk scenarios

The Company is currently slightly asset sensitive

Two important assumptions are noninterest-bearing deposit runoff and non-maturity deposit re-pricing

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Agenda

Overview

Financial Management

Capital Management

Deposit Growth

4Q14 Update

Long-term Goals

EXTENDING THE ADVANTAGE

4Q14 Update

Business Climate

Loan Growth Net

Interest Margin

Credit Quality

Noninterest Income / Expense

EXTENDING THE ADVANTAGE

Agenda

Overview

Financial Management

Capital Management

Deposit Growth

4Q14 Update

Long-term Goals

EXTENDING THE ADVANTAGE

Long-term Goals

Long-term Goals

Optimal business line mix

Investments generating positive returns

Profitability:

ROE 16-19%

ROA 1.60-1.90%

Efficiency Ratio low 50s

Capital distributions:

Earnings distribution 60-80%

Current Status

Four simple and stable business lines

Mortgage, wealth management, corporate banking, international payments, branch technology, internet and mobile channels, and select acquisitions

3Q14 YTD Profitability:

ROE 14.7%

ROA 1.56%

Efficiency Ratio 52.8%

3Q14 YTD Capital distributions:

Distributed 74% of earnings

(dividends 31%, share repurchases 43%)

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Appendix

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Non-GAAP Financial Measures

$ in millions	3Q14	2Q14	1Q14	4Q13	3Q13
Total equity	$ 43,829	$ 43,386	$ 42,743	$ 41,807	$ 41,552
Preferred stock	(4,756)	(4,756)	(4,756)	(4,756)	(4,756)
Noncontrolling interests	(688)	(686)	(689)	(694)	(1,420)
Goodwill (net of deferred tax liability) (1)	(8,503)	(8,548)	(8,352)	(8,343)	(8,319)
Intangible assets, other than mortgage servicing rights	(877)	(925)	(804)	(849)	(878)
Tangible common equity (a)	29,005	28,471	28,142	27,165	26,179
Tangible common equity (as calculated above)	29,005	28,471	28,142	27,165	26,179
Adjustments (2)	187	224	239	224	258
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b)	29,192	28,695	28,381	27,389	26,437
Tier 1 capital, determined in accordance with prescribed regulatory requirements using Basel I definition				33,386	32,707
Preferred stock				(4,756)	(4,756)
Noncontrolling interests, less preferred stock not eligible for Tier 1 capital				(688)	(686)
Tier 1 common equity using Basel I definition (c)				27,942	27,265

(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) Beginning March 31, 2014, calculated under the Basel III transitional standardized approach; all other periods calculated under Basel I.
(4) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5) Primarily reflects higher risk-weighting for mortgage servicing rights.

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Non-GAAP Financial Measures

$ in millions	3Q14	2Q14	1Q14	4Q13	3Q13
Total assets	$ 391,284	$ 389,065	$ 371,289	$ 364,021	$ 360,681
Goodwill (net of deferred tax liability) (1)	(8,503)	(8,548)	(8,352)	(8,343)	(8,319)
Intangible assets, other than mortgage servicing rights	(877)	(925)	(804)	(849)	(878)
Tangible assets (d)	381,904	379,592	362,133	354,829	351,484
Risk-weighted assets, determined in accordance with prescribed regulatory requirements (3)(e)	311,914	309,929	302,841	297,919	293,155
Adjustments (4)	12,837	12,753	13,238	13,712	13,473
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (f)	324,751	322,682	316,079	311,631	306,628
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements	243,909	241,929			
Adjustments (5)	3,443	3,383			
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (g)	247,352	245,312			
Ratios					
Tangible common equity to tangible assets (a)/(d)	7.6 %	7.5 %	7.8 %	7.7 %	7.4 %
Tangible common equity to risk-weighted assets (a)/(e)	9.3	9.2	9.3	9.1	8.9
Tier 1 common equity to risk-weighted assets using Basel I definition (c)/(e)	–	–	–	9.4	9.3
Common equity tier 1 capital to risk-weighted assets estimated for the Basel III fully implemented standardized approach (b)/(f)	9.0	8.9	9.0	8.8	8.6
Common equity tier 1 capital to risk-weighted assets estimated for the Basel III fully implemented advanced approaches (b)/(g)	11.8	11.7			

(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) Beginning March 31, 2014, calculated under the Basel III transitional standardized approach; all other periods calculated under Basel I.
(4) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5) Primarily reflects higher risk-weighting for mortgage servicing rights.

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Non-GAAP Financial Measures

Line of Business Financial Performance

Revenue

Line of Business Financial Performance 3Q14 YTD

Wholesale Banking and Commercial Real Estate $ 2,259

Consumer and Small Business Banking 5,208

Wealth Management and Securities Services 1,308

Payment Services 3,720

Treasury and Corporate Support 2,497

Consolidated Company 14,992

Less Treasury and Corporate Support 2,497

Consolidated Company excluding Treasury and Corporate Support $ 12,495

Percent of Total

Wholesale Banking and Commercial Real Estate 15%

Consumer and Small Business Banking 35%

Wealth Management and Securities Services 9%

Payment Services 25%

Treasury and Corporate Support 16%

Total 100%

Percent of Total excluding Treasury and Corporate Support

Wholesale Banking and Commercial Real Estate 18%

Consumer and Small Business Banking 42%

Wealth Management and Securities Services 10%

Payment Services 30%

Total 100%

$ in millions, taxable-equivalent basis, excluding securities gains (losses) net

BancAnalysts Association of Boston Conference

EXTENDING THE ADVANTAGE

November 6, 2014